Note 7 - Basic Net Loss Per Common Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Text Block]
NOTE 7.  BASIC NET LOSS PER COMMON SHARE

Basic net loss per share is based upon the weighted average number of common shares outstanding during the period. Diluted net income or loss per share is based upon the weighted average number of common shares outstanding during the period, plus the effect of additional weighted average common equivalent shares outstanding during the period when the effect of adding such shares is anti-dilutive.

Basic and diluted net loss per share was determined as follows:

	Twelve Months Ended
	December 31,
(in thousands, except per share amounts)	2011	2010
Net loss	$(18,822)	$(25,987)
Deemed dividend to preferred shareholders, additional accretion	(3,948)	(2,411)
Deemed dividend to preferred shareholders, BCF	--	(29,898)

Net loss applicable to common stock	(22,770)	(58,296)

Weighted average shares used in computing net loss per share, basic and diluted	21,557	20,737

Net loss per share, basic and diluted	$(1.06)	$(2.81)

Deemed dividends to the holders of Series A-1 Preferred include the beneficial conversion feature related to the conversion feature of the shares of Series A-1 Preferred issued under the June 7, 2010 Investment Agreement with Warburg Pincus and Deerfield, as well as the accretion on these same shares pursuant to such agreement.

The securities in the table below were excluded from the computation of diluted net loss per common share for the twelve months ended December 31, 2011 and 2010 because such securities were anti-dilutive during the periods presented:

(in thousands)	2011	2010
Warrants	1,967	2,037
Stock options and Employee Stock Purchase Plans	6,178	6,797
Convertible redeemable preferred stock	62,987	57,623

Total	71,132	66.457